                          DIRECTOR'S POWER OF ATTORNEY


The undersigned director of ShopKo Stores, Inc. (the "Company") hereby constitutes and appoints Richard D. Schepp, the undersigned's true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for the undersigned and in the undersigned's name, place and stead, in any and all capacities, to sign for the undersigned and in the undersigned's name in the capacity as a director of the Company the Annual Report on Form 10-K for the Company's fiscal year ended February 22, 1997 to which this Power of Attorney is filed as an exhibit, including any amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission and any other regulatory authority, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or the undersigned's substitute, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney, on this 21st day of April, 1997.




                                     /s/ Jeffrey C. Girard
                                     ---------------------
                                     Jeffrey C. Girard

                          DIRECTOR'S POWER OF ATTORNEY


The undersigned director of ShopKo Stores, Inc. (the "Company") hereby constitutes and appoints Richard D. Schepp, the undersigned's true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for the undersigned and in the undersigned's name, place and stead, in any and all capacities, to sign for the undersigned and in the undersigned's name in the capacity as a director of the Company the Annual Report on Form 10-K for the Company's fiscal year ended February 22, 1997 to which this Power of Attorney is filed as an exhibit, including any amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission and any other regulatory authority, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or the undersigned's substitute, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney, on this 21st day of April, 1997.




                                     /s/ Jack W. Eugster
                                     -------------------
                                     Jack W. Eugster

                          DIRECTOR'S POWER OF ATTORNEY


The undersigned director of ShopKo Stores, Inc. (the "Company") hereby constitutes and appoints Richard D. Schepp, the undersigned's true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for the undersigned and in the undersigned's name, place and stead, in any and all capacities, to sign for the undersigned and in the undersigned's name in the capacity as a director of the Company the Annual Report on Form 10-K for the Company's fiscal year ended February 22, 1997 to which this Power of Attorney is filed as an exhibit, including any amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission and any other regulatory authority, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or the undersigned's substitute, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney, on this 21st day of April, 1997.




                                             /s/ Michael W. Wright
                                             ---------------------
                                             Michael W. Wright

                          DIRECTOR'S POWER OF ATTORNEY


The undersigned director of ShopKo Stores, Inc. (the "Company") hereby constitutes and appoints Richard D. Schepp, the undersigned's true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for the undersigned and in the undersigned's name, place and stead, in any and all capacities, to sign for the undersigned and in the undersigned's name in the capacity as a director of the Company the Annual Report on Form 10-K for the Company's fiscal year ended February 22, 1997 to which this Power of Attorney is filed as an exhibit, including any amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission and any other regulatory authority, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or the undersigned's substitute, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney, on this 21st day of April, 1997.




                                             /s/ Dale P. Kramer
                                             ------------------
                                             Dale P. Kramer

                          DIRECTOR'S POWER OF ATTORNEY


The undersigned director of ShopKo Stores, Inc. (the "Company") hereby constitutes and appoints Richard D. Schepp, the undersigned's true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for the undersigned and in the undersigned's name, place and stead, in any and all capacities, to sign for the undersigned and in the undersigned's name in the capacity as a director of the Company the Annual Report on Form 10-K for the Company's fiscal year ended February 22, 1997 to which this Power of Attorney is filed as an exhibit, including any amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission and any other regulatory authority, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or the undersigned's substitute, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney, on this 21st day of April, 1997.




                                             /s/ William J. Tyrrell
                                             ----------------------
                                             William J. Tyrrell